                                                                  DELAWARE GROUP

                                                                    Limited-Term
                                                                 Government Fund

(Various photos demonstrating service and guidance, professional management and goals - insert pictures here)

service and guidance

                                                professional management

goals

                                                                  1996
                                                                Annual
                                                                Report

DELAWARE
GROUP
------------

A Commitment
To Our Investors

(Photo of glasses, pen and keyboard)



The Delaware Group investing tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds and offer retirement plan services for individuals and businesses.
        Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts for nearly half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets.

current income

A TRADITION OF SOUND INVESTING

(Photo illustration from current income brochure)


Limited-Term Government
Fund Objective

Limited-Term Government Fund
To seek high, stable income by investing in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.


commitment

January 7, 1997

LIMITED-TERM GOVERNMENT FUND
OUTPERFORMED THE AVERAGE OF ITS
PEERS IN FISCAL 1996, A DIFFICULT
TIME FOR THE U.S. BOND MARKET.

(Photo of Wayne A. Stork, Chairman)

Dear Shareholder:

We are pleased to report that amid a stormy year for the U.S. bond market, Limited-Term Government Fund achieved its goals of generating a stable level of current income, minimizing fluctuations in principal and providing maximum liquidity.
        Your Fund had a total return of +3.69% (with dividends reinvested for A Class shares at net asset value) for the 12 months ended December 31, 1996. This was higher than the average of your Fund's peers in the Lipper Short Intermediate Government Fund Average, as shown on page 2.
        During the year, Limited-Term Government Fund provided most of the income potential available from intermediate term U.S. government securities even though, as part of our efforts to preserve principal, we focused on bonds maturing in less than three years.
        As you'll see on page 4, your Fund's net asset value outperformed three-year U.S. Treasury notes from December 1995 to September 1996. This was a period when bond prices treaded water amid the market's fear of an acceleration in consumer prices.
        Beginning in October, bond prices rallied sharply. Federal election results suggested future restraint in new spending and a possible bipartisan consensus on reducing budget deficits. Government economic reports also confirmed that the Federal Reserve Board had contained inflation to a range of 3% to 3.5% per year.
        As bond prices rose, the defensive character and short maturity of your Fund did not allow us to realize as much capital appreciation as fixed-income funds that aggressively bet on a short-term drop in interest rates. However, we believe shareholders are well-served by your Fund's conservative longer term approach, especially when one considers just how much bond prices have fluctuated during the past three years.

                               1996 annual report

Average Annual Total Return
--------------------------------------------------------------------------------
                                                           January 1, 1996
                                                        to  December 31, 1996
--------------------------------------------------------------------------------
Limited-Term Government Fund A Class                           +3.69%
--------------------------------------------------------------------------------
Lipper Short Intermediate Government Fund Average              +3.50% (89 funds)
U.S. Consumer Price Index (Inflation)                          +3.30%
Merrill Lynch One-to-Three Year Government Bond Index          +5.02%
--------------------------------------------------------------------------------

Limited-Term Government Fund performance is calculated at net asset value. All performance quoted above assumes reinvestment of all distributions. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 7.

        Your Fund provided a high level of current income by emphasizing high-yielding, very high-quality mortgage securities. Average overall quality of bonds in the Fund's portfolio remains AAA, the highest available.
        Inside, Roger A. Early, the Fund's senior portfolio manager, details how he positioned Limited-Term Government Fund during the year. He also provides an outlook for fiscal 1997.
        Some economic signals point to mild inflation in the months ahead. Consumer spending during the Christmas 1996 season, while stronger than in 1995, was not as robust as anticipated. The dollar's value in relation to other currencies is strong, which can reduce the cost of imports to the U.S.
        Nevertheless, other signs suggest the Federal Reserve may have to raise interest rates in 1997 to prevent consumer prices from getting out of hand. These signs include the fact that jobs are plentiful, which increases competition for skilled workers.
        As you and your adviser consider investment alternatives, keep in mind that markets run in cycles, and that periods of relative weakness in the performance of an asset class may be followed by a time of relative strength. I've seen many market phases come and go in my 35 years with Delaware Group, and I've learned that it is always prudent to carefully weigh both risk and potential reward. On behalf of Delaware Group, I wish to thank you for your continued confidence in Limited-Term Government Fund.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer


discipline

                               1996 annual report
2

Portfolio Manager's Review

(Photo of Roger A. Early)

OUR POSITIONING IN A
CHALLENGING ENVIRONMENT
For fixed-income investors, 1996 was a less than satisfying year. Bond prices declined and interest rates on U.S. government securities increased, as the bond market was persistently dogged by fears of higher inflation. Yields on three-year U.S. Treasury notes rose 80 basis points (0.80%) to 6.01% as of December 31, 1996, from a year earlier.
        Generally, a 100 basis point increase in interest rates translates into a price decline of slightly more than 2% for a bond that has an effective duration of slightly more than two years. Prices are also affected by factors such as credit risk, and for mortgage securities, the risk that borrowers will prepay loans.
        Reinvestment of monthly Limited-Term dividends during fiscal 1996 would have provided a positive total return at net asset value that exceeded the country's 3.3% inflation rate.
        Limited-Term Government Fund's performance was fully in line with market conditions and reflected your Fund's substantial position in mortgages, which offered greater income potential than Treasuries. In fact, being overweighted in mortgages helped us outdistance many of our peers in 1996, in part because prepayment risk proved to be less than initially expected. The Fund's net asset value also outperformed three-year U.S. Treasuries for most of the year.

WE REDUCED YOUR FUND'S SENSITIVITY TO
INTEREST RATE CHANGES IN 1996 BY ALLOCATING
MORE OF OUR ASSETS TO MORTGAGES INSTEAD OF
TREASURIES AND CMOS.

        Your Fund's 1996 results were also aided by the fact that we reduced the percentage of the


Portfolio Highlights
--------------------------------------------------------------------------------

Asset Allocation (December 31, 1996)
U.S. Treasuries                                       11%
Asset backed securities                                7%
Agency obligations                                     9%
Mortgage-backed securities                            52%
Collateralized mortgage obligations (CMOs)            19%
Cash Equivalents                                       2%


                                                        December 31,
                                                   1995             1996
--------------------------------------------------------------------------------
Average Effective Duration                      2.1 years         2.2 years
Average Effective Maturity                      2.9 years         3.8 years
Average Quality                                   AAA               AAA
Current 30-Day Yield*                            6.01%             5.90%
Largest Source of Income --  Government Mortgage-Backed Securities


* For A Class shares measured according to Securities and Exchange Commission guidelines. B and C Class 30-day yield was 5.20% as of December 31, 1996.

                               1996 annual report

Insert larger chart: An Outperformer During Bond Market Weakness
Limited-Term Government vs. Three-Year U.S. Treasuries
Limited-Term Government Fund A
Three-Year U.S. Treasuries


                 Limited-Term Government Fund A      Three-Year U.S. Treasuries
Dec. '95                    .00%                               .00%
Jan. '96                   1.41%                               .94%
Feb. '96                    .75%                              -.07%
Mar. '96                    .76%                               -.5%
Apr. '96                    .65%                              -.71%
May '96                     .65%                              -.78%
June '96                   1.22%                               .06%
July '96                   1.67%                               .41%
Aug. '96                    .97%                                .5%
Sept. '96                  2.57%                              1.73%
Oct. '96                   3.39%                              3.23%
Nov. '96                   3.15%                              4.29%
Dec.'96                    3.69%                              3.92%

Past performance does not guarantee future results.
Source: Bloomberg Business News


Fund's net assets invested in Treasuries (from 22% to 11%) and collateralized mortgage obligations (CMOs, from 31% to 19%). This lessened the portfolio's sensitivity to interest rate fluctuations.
        Another step we took in 1996 was to add discount mortgages - that is, mortgages that were issued when interest rates were lower. This subsector grew to 14% of Limited-Term Government's net assets by year's end from 0% in fiscal 1995. Discount mortgages have a longer expected "life" and this is why our average effective maturity rose by 10 months in 1996 even though the Fund's duration stayed the same.
        Our purpose in adding discount mortgages was two-fold. First, we wished to limit mortgage prepayment risks since homeowners who enjoy "bargain" rates are unlikely to refinance even if interest rates decline substantially. Second, owning some discount bonds helps offset the fact that we own some bonds that trade at a premium to face value. Premium securities -- which we value for their superior income potential --



HOW DURATION AFFECTS BOND PRICES
----------------------------------------------------------------------------------------------------

If Interest Rates...              ...Rise 100 basis points (1%)       ...Fall 100 basis points (1%)
----------------------------------------------------------------------------------------------------
Effective Duration                    Probable Change in Price            Probable Change in Price
----------------------------------------------------------------------------------------------------
Two Years                                    -1.8%                                +1.9%
Five Years                                   -4.1%                                +4.3%
20 Years                                    -10.6%                               +12.5%
----------------------------------------------------------------------------------------------------

The above illustration is not intended to represent the performance of Limited-Term Government Fund. It assumes a high-quality bond paying 6% interest and does not show changes in mortgage prepayment risk or credit risk. These additional risks may increase principal losses when rates rise and reduce capital appreciation potential when rates fall.

                               1996 annual report
4

1996: A Year of Higher Yields, Lower Bond Prices


Yields on longer term U.S. Treasuries rose between 70 and 90 basis points (0.70% to 0.90%) during the past 12 months.

MATURITY                                               YIELD
                                    December 29, 1995         December 31, 1996
3 Month                                   5.072%                     5.186%
6 Month                                   5.147%                     5.297%
1 Year                                    5.132%                     5.488%
2 Year                                    5.150%                     5.868%
3 Year                                    5.208%                     6.010%
5 Year                                    5.374%                     6.206%
10 Year                                   5.570%                     6.418%
30 Year                                   5.949%                     6.641%

Source: Bloomberg Business News

depreciate in value as they near maturity, while discount bonds tend to appreciate.

HIGHER INFLATION:
A RISK TO BEAR IN MIND
Limited-Term Government Fund has historically focused on securities maturing in less than five years. During the year, the Fund had a relatively short average effective duration of 2.2 years.
        In our opinion, this area of the bond market was the most attractive given the Fund's objective of providing high, stable current income while minimizing fluctuations in principal. Longer term bonds, in our opinion, present too many risks relative to the income they currently provide.
        Recently, some optimistic public officials have described the current business environment in the U.S. as a Goldilocks economy - that is, not too hot, not too cold. While some investors have interpreted this to mean that no acceleration in consumer prices is at hand, we believe it prudent to take a conservative approach. In our opinion, Limited-Term Government Fund's short maturity may keep us from falling out of bed should any inflation bears come home.

Outlook
Going forward, we believe the bond market is anticipating more U.S. economic weakness in the months ahead than will actually occur. In this

                               1996 annual report

(Photo of keyboard)

GLOSSARY
-------------------------------------------------------------------------------

BASIS POINTS
A measure of the yield difference between bonds. A basis point is one-hundredth of a percent (1/100 of 1%).

FACE VALUE
The amount of principal an issuer will pay when the bond matures and the amount on which interest is calculated.

DISCOUNT BONDS
Bonds that are selling at less than face value, usually bonds that pay interest lower than prevailing interest rates.

PREMIUM BONDS
Bonds whose market prices are greater than face value. These bonds tend to depreciate in value as they near maturity.

DURATION
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate changes in a bond's price given a 1% movement in interest rates.

IN 1996, TWO- AND THREE-YEAR GOVERNMENT
SECURITIES PROVIDED 85% TO 90% OF THE INCOME
AVAILABLE FROM LONG-TERM U.S. TREASURIES WITH
SUBSTANTIALLY LESS INTEREST RATE RISK.

environment, Limited-Term Government Fund will stand by its strategy of maximizing income and minimizing fluctuations in principal.

        Over the past two years, even small whiffs of inflation from one or two monthly government statistics that deviate from analysts' expectations have caused yields to rise substantially in a single day. We believe that these overreactions should eventually subside and that bond market volatility will return to the historically lower norms seen before 1994.
        For that to happen, however, we believe that, among other things, the market will need to be convinced Washington has taken effective steps toward long-term fiscal policy reform. It is also unclear whether the Federal Reserve will have to raise its interest rate target to contain inflation below 3.5% in the months ahead.
        In such an environment, we believe it more prudent to forego some income potential in return for an added measure of safety.

Roger A. Early
Vice President
and Senior Portfolio Manager
January 7, 1997

                               1996 annual report
6

Limited-Term Government Fund's Long-Term Performance
Growth of a $10,000 Investment
January 1, 1987 to December 31, 1996
Limited-Term Government Fund A
Merrill Lynch One-to-Three Year Government Bond Index
U.S. Consumer Price Index


                                                                                          Merrill Lynch
                                Limited-Term                   U.S. Consumer            One-to-Three Year
                               Government Fund A                Price Index          Government Bond Index
Dec. '86                            $ 9,700                        $10,000                 $10,000
Dec. '87                            $10,229                        $10,441                 $10,565
Dec. '88                            $10,929                        $10,899                 $11,222
Dec. '89                            $11,919                        $11,406                 $12,442
Dec. '90                            $13,031                        $12,102                 $13,652
Dec. '91                            $14,730                        $12,473                 $15,246
Dec. '92                            $15,559                        $12,831                 $16,207
Dec. '93                            $16,385                        $13,188                 $17,083
Dec. '94                            $16,077                        $13,541                 $17,180
Dec. '95                            $17,478                        $13,875                 $19,070
Dec. '96                            $18,561                        $14,373                 $20,020

As you can see, your Fund's total return has substantially outpaced inflation during the past 10 years. Our benchmark, the unmanaged Merrill Lynch One-to-Three Year Government Index, has generally had a much higher percentage of Treasury securities than the Fund during the past decade.

Chart assumes $10,000 invested on January 1, 1987, and includes the effect of a 3% sales charge and reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses.


Limited-Term Government Fund Performance
Average Annual Total Return Through December 31, 1996
--------------------------------------------------------------------------------------------------------------
                                               Lifetime        Ten Years          Five Years        One Year
--------------------------------------------------------------------------------------------------------------
Class A (Est.1985)                             +6.32%           +6.12%             +3.59%           +0.58%
---------------------------------------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding sales charge                     +3.75%             --                 --             +2.81%
    Including sales charge                     +3.43%             --                 --             +0.87%
---------------------------------------------------------------------------------------------------------------
Class C (Est.1995)
    Excluding sales charge                     +3.52%                                               +2.81%
    Including sales charge                     +3.52%                                               +1.84%

All results include reinvestment of distributions and the effect of sales charges as described below. Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. B and C Class results "excluding sales charge" assume investment was not redeemed.

Class A shares, initially offered November 24, 1985, reflect a 3% maximum sales charge and a 12b-1 fee.

Class B shares, initially offered on May 2, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares, initially offered on November 29, 1995, have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended December 31, 1996, for Limited-Term Government Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +6.73%, +6.59%, +4.38% and +3.84%, respectively.


                               1996 annual report

Financial Statements
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF NET ASSETS/DECEMBER 31 ,1996
--------------------------------------------------------------------------------
                                                     Principal       Market
                                                      Amount          Value
                                 -----------------------------------------------
U.S. TREASURY OBLIGATIONS - 11.19%
U.S. Treasury Notes 8.125% 02/15/98................ $36,445,000   $ 37,386,371
U.S. Treasury Notes 6.125% 05/15/98 ...............  19,675,000     19,776,720
                                                                   -----------
Total U.S. Treasury Obligations
  (cost $57,523,640) ..............................                 57,163,091
                                                                   -----------

GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION
 OBLIGATIONS - 19.92%
GNMA 8.00% 2016 to 2017 ...........................  13,457,734     13,924,551
GNMA 9.00% 2016 to 2022 ...........................  55,294,105     59,037,907
GNMA 10.00% 2016 to 2018 ..........................   1,356,974      1,488,007
GNMA 10.50% 2015 to 2016 ..........................     421,851        466,540
GNMA 11.00% 2000 to 2020 ..........................   6,114,134      6,829,230
GNMA 11.50% 2015 to 2019 ..........................      99,577        112,522
GNMA 12.50% 2010 to 2015 ..........................     230,962        267,915
GNMA GPM 11.50% 2010 to 2013 ......................     239,048        270,123
GNMA GPM 12.00% 2010 to 2012 ......................     118,374        135,390
GNMA GPM 12.25% 2013 to 2014 ......................     321,246        370,034
GNMA GPM 13.75% 2014 ..............................      51,157         57,983
GNMA II 9.50% 2020 to 2021 ........................   5,614,573      6,058,100
GNMA II 9.75% 2016 to 2019 ........................     659,002        711,106
GNMA II 10.00% 2020 ...............................   3,804,376      4,107,538
GNMA II 10.50% 2020 ...............................     247,851        269,925
GNMA II 11.00% 2015 ...............................   1,804,478      1,974,776
GNMA II 11.50% 2017 to 2018 .......................     587,518        650,675
GNMA II 12.00% 2014 to 2016 .......................   3,606,685      4,043,991
GNMA II 12.50% 2013 to 2014 .......................     911,087      1,036,361
                                                                   -----------
TOTAL GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION OBLIGATIONS
  (cost $101,126,655) .............................                101,812,674
                                                                   -----------

COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) - 19.03%
Citicorp Mortgage Securities
  1990-10 A5 9.50% 07/25/2005 .....................     692,620        703,007
Federal Home Loan Mortgage Corporation -
  31D 7.55% 05/15/2020 ............................     654,009        660,518
Federal Home Loan Mortgage Corporation -
  69F 9.00% 12/15/2005 ............................   2,105,028      2,196,358
Federal Home Loan Mortgage Corporation -
  D-9119 9.00% 06/01/2009 .........................   1,658,978      1,748,148
Federal Home Loan Mortgage Corporation -
  G122 9.00% 01/01/2022 ...........................   5,866,109      6,243,740
Federal Home Loan Mortgage Corporation -
  1990-23G/9.20% 12/25/2018 .......................   4,793,417      4,877,151

--------------------------------------------------------------------------------
                                                     Principal       Market
                                                      Amount          Value
                                 -----------------------------------------------

Federal Home Loan Mortgage Corporation -
  139F 9.50% 06/15/2020 ........................... $ 4,614,044    $ 4,748,543
Federal National Mortgage Association -
  1992-182 7.00% 11/25/2005 .......................  10,900,000     10,927,782
Federal National Mortgage Association -
  1276 H 8.00% 09/15/2006 .........................  20,413,000     20,780,469
Federal National Mortgage Association
  G-19H 8.40% 06/25/2020 ..........................  11,450,000     11,857,906
Federal National Mortgage Association -
  1126 I 8.50% 10/15/2019 .........................   7,159,077      7,200,945
Federal National Mortgage Association -
  90-137D 9.00% 12/25/2018 ........................  5,615,176       5,647,539
Federal National Mortgage Association -
  1989-15D 10.00% 09/25/2018 ......................    978,882       1,001,966
Federal National Mortgage Association
  1989-1C 10.30% 03/25/2018 .......................  1,170,697       1,205,424
Federal National Mortgage Association -
  1989-19 10.30% 04/25/2019 .......................  5,872,465       6,476,483
Investor GNMA Mortgage-Backed Securities
  Trust Series 84-F5 10.875% 10/25/2013 ...........    177,319         197,026
Prudential Home Mortgage Securities
  1992-2 A17 8.30% 03/25/2007 .....................  1,710,970       1,747,314
Resolution Trust Corporation
  1995-C1 6.55% 02/25/2027 ........................  1,965,156       1,958,094
Travelers Mortgage Securities
  1984-1Z2 12.00% 03/01/2014 ......................  6,234,701       7,091,972
                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $96,621,320 ) .............................                 97,270,385
                                                                   -----------
ASSET-BACKED SECURITIES - 6.60%
Ammes Mortgage Trust
  1994 DI 1A1 9.00% 02/15/2027 ....................  9,017,168       9,194,293
CIT Group Securitization
  1995 2A2 6.00% 05/15/2026 .......................  1,500,000       1,492,456
FirstBank Auto Receivables Grantor Trust
  1995-B A 6.40% 07/17/2000 .......................  9,049,554       9,086,834
UCFC Home Equity Loan Trust
  1995-C1 A2 6.575% 06/10/2011 ....................  9,200,000       9,225,492
World Omni Automobile Lease Securization
  1995-A A 6.05% 11/25/2001 .......................  4,725,512       4,730,699
                                                                   -----------
TOTAL ASSET-BACKED SECURITIES
  (cost $33,562,046 ) .............................                 33,729,774
                                                                   -----------
                               1996 annual report
8

--------------------------------------------------------------------------------
                                                     Principal       Market
                                                      Amount          Value
                                 -----------------------------------------------

AGENCY OBLIGATIONS - 8.98%
Federal Home Loan Bank 6.15% 01/18/2000 ........... $10,000,000   $  9,969,499
Federal Home Loan Bank 6.457% 11/20/2002 ..........  11,300,000     11,208,188
Federal Home Loan Bank 6.297% 11/20/2002 ..........  25,000,000     24,714,844
                                                                   -----------
TOTAL AGENCY OBLIGATIONS (cost $46,267,313 ) ......                 45,892,531
                                                                   -----------
AGENCY MORTGAGE-BACKED
  SECURITIES - 32.48%
Federal Home Loan Mortgage Corporation
  6.00% 2/1/11 to 5/1/11 .......................... 35,384,863      34,091,103
Federal Home Loan Mortgage Corporation
  8.00% 10/15/04 to 7/1/11 ........................ 13,014,252      13,360,815
Federal Home Loan Mortgage Corporation
  8.50% 12/1/08 to 11/1/10 ........................  3,168,183       3,298,413
Federal Home Loan Mortgage Corporation
  8.75% 5/1/10 ....................................  1,042,826       1,100,507
Federal Home Loan Mortgage Corporation
  9.00% 8/1/11 to 6/1/21 .......................... 13,625,264      14,618,456
Federal Home Loan Mortgage Corporation
  9.50% 11/1/05 to 2/15/20 ........................ 11,444,033      12,231,116
Federal Home Loan Mortgage Corporation
  11.00% 9/1/10 to 11/1/15 ........................    809,361         904,382
Federal Home Loan Mortgage Corporation
  11.50% 3/1/01 to 3/1/16 .........................  6,315,290       7,134,945
Federal National Mortgage Association
  6.00% 3/1/11 to 5/11/11 ......................... 17,303,743      16,649,445
Federal National Mortgage Association
  6.50% 3/1/09 to 12/1/10 ......................... 10,022,813       9,855,854
Federal National Mortgage Association
  7.00% 2/1/26 .................................... 11,020,228      10,796,379
Federal National Mortgage Association
  8.00% 7/1/02 to 7/1/23 ..........................  2,686,707       2,754,460
Federal National Mortgage Association
  8.50% 8/1/07 to 8/1/17 .......................... 14,216,037      14,821,886
Federal National Mortgage Association
  9.00% 8/1/04 to 4/1/16 ..........................  3,517,545       3,722,383
Federal National Mortgage Association
  9.25% 7/1/08 to 8/1/16 ..........................  2,520,541       2,706,856
Federal National Mortgage Association
  10.00% 1/1/19 ...................................    946,471       1,037,864
Federal National Mortgage Association
  11.00% 8/1/10 to 8/1/20 ......................... 14,822,477      16,462,643
Federal National Mortgage Association
  12.50% 2/1/11 ...................................    204,350         233,342
Federal National Mortgage Association
  13.00% 7/1/15 ...................................    176,359         201,601
                                                                   -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $163,978,390) .............................                165,982,450
                                                                   -----------
--------------------------------------------------------------------------------
                                                     Principal       Market
                                                      Amount          Value
                                 -----------------------------------------------
REPURCHASE AGREEMENTS - 1.14%
With Chase Manhattan Bank 6.50% 1/2/97
  (dated 12/31/96, collateralized by
  $2,608,000 U.S. Treasury Notes 6.50%
  due 4/30/99 market value $2,921,882 ............. $2,863,000    $  2,863,000
With J.P. Morgan Securities 6.60% 1/2/97 (dated
  12/31/96, collateralized by $2,953,000
  U.S. Treasury Notes 8.75% due 8/15/00
  market value $3,020,598 .........................  2,960,000       2,960,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $ 5,823,000) ..............................                  5,823,000
                                                                  ------------
TOTAL MARKET VALUE OF SECURITIES - 99.34%
  (cost $504,902,364 ) ............................                507,673,905
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - .66% ..............................                  3,373,304
                                                                  ------------
TOTAL NET ASSETS APPLICABLE TO 52,985,987
  LIMITED-TERM GOVERNMENT FUND A CLASS SHARES;
  1,477,817 LIMITED-TERM GOVERNMENT FUND B CLASS
  SHARES; 352,341 LIMITED-TERM GOVERNMENT FUND C
  CLASS SHARES; AND 3,460,786 LIMITED-TERM
  GOVERNMENT INSTITUTIONAL CLASS SHARES ($.001 PAR
  VALUE) OUTSTANDING; EQUIVALENT TO $8.77 PER SHARE
   - 100.00% ......................................               $511,047,209
                                                                  ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.001 par value, 2,000,000,000
  shares authorized to the Limited-Term Government
  Fund with 950,000,000 shares allocated to the
  Limited-Term Government Fund A Class, 200,000,000
  shares allocated to Limited-Term Government Fund
  B Class, 50,000,000 shares allocated to
  Limited-Term Government Fund C Class and
  200,000,000 shares allocated to Limited-Term
  Government Fund Institutional Class .............               $643,043,427
Accumulated undistributed:
  Net investment income ...........................                     10,749
  Net realized loss on investments ................               (135,817,569)
  Net unrealized appreciation of investments and
   futures contracts ..............................                  3,810,602
                                                                  ------------
Total net assets ..................................               $511,047,209
                                                                  ============

                               1996 annual report

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ..........................................                $46,358,864

EXPENSES:
Management fees ($2,987,753) and directors'
  fees ($11,117) .................................. $2,998,870
Dividend disbursing and transfer agent fees
  and expenses ....................................  1,157,989
Distribution expenses .............................    963,185
Accounting fees and salaries ......................    201,953
Reports and statements to shareholders ............    125,292
Taxes (other than income) .........................     46,283
Registration fees .................................     57,700
Custodian fees ....................................     34,184
Professional fees .................................     33,896
Other .............................................     53,491       5,672,843
                                                    ----------     -----------
NET INVESTMENT INCOME .............................                 40,686,021
                                                                   -----------

NET REALIZED AND
  UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss from security transactions ....                (10,640,694)
  Net realized loss on futures contracts ..........                 (6,058,050)
  Net unrealized depreciation of investments
   during the year ................................                 (3,411,759)
                                                                   -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS .............................                (20,110,503)
                                                                   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .......................                $20,575,518
                                                                   ===========

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  FOR THE LIMITED-TERM GOVERNMENT FUND A CLASS:
Net asset value per share (A) .....................                      $8.77
Sales charges (3.00% of offering price or 3.08% of
  amount invested per share) (B) ..................                        .27
                                                                         -----
Offering price ....................................                      $9.04
                                                                         =====
------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus, for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                        Year Ended   Year Ended
                                                         12/31/96     12/31/95
                                      ------------------------------------------
OPERATIONS:
Net investment income..............................  $ 40,686,021  $ 60,161,119
Net realized loss from investment transactions ....   (16,698,744)  (29,734,372)
Net unrealized appreciation (depreciation)
  during the year .................................    (3,411,759)   34,845,517
                                                      -----------  ------------
Net increase in net assets resulting from
  operations ......................................    20,575,518    65,272,264
                                                      -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Limited-Term Government Fund A Class ............   (37,528,293)  (56,577,137)
  Limited-Term Government Fund B Class ............      (761,710)     (680,325)
  Limited-Term Government Fund C Class ............       (80,760)         (164)
  Limited-Term Government Fund
    Institutional Class ...........................    (2,304,509)   (2,903,493)
                                                      -----------  ------------
                                                      (40,675,272)  (60,161,119)
                                                      -----------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Limited-Term Government Fund A Class ............    36,358,566    71,418,543
  Limited-Term Government Fund B Class ............     3,608,617     7,816,855
  Limited-Term Government Fund C Class ............     3,375,341        33,130
  Limited-Term Government Fund
   Institutional Class ............................    11,471,089     9,883,383
Net asset value of shares issued upon reinvestment
  of dividends from net investment income:
  Limited-Term Government Fund A Class ............    24,418,568    37,152,037
  Limited-Term Government Fund B Class ............       489,653       423,812
  Limited-Term Government Fund C Class ............        76,282           164
  Limited-Term Government Fund
    Institutional Class ...........................     2,297,829     2,894,542
                                                      -----------  ------------
                                                       82,095,945   129,622,466
                                                      -----------  ------------
Cost of shares repurchased:
  Limited-Term Government Fund A Class ............  (230,991,916) (249,515,275)
  Limited-Term Government Fund B Class ............    (3,046,363)   (2,226,367)
  Limited-Term Government Fund C Class ............      (366,723)         (650)
  Limited-Term Government Fund
    Institutional Class ...........................   (19,800,707)  (12,779,876)
                                                     ------------  ------------
                                                     (254,205,709) (264,522,168)
                                                     ------------  ------------
Decrease in net assets derived from
  capital share transactions ......................  (172,109,764) (134,899,702)
                                                     ------------  ------------
NET DECREASE IN NET ASSETS ........................  (192,209,518) (129,788,557)

NET ASSETS:
Beginning of year .................................   703,256,727   833,045,284
                                                     ------------  ------------
End of year .......................................  $511,047,209  $703,256,727
                                                     ============  ============
                             See accompanying notes

                               1996 annual report
10

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

Delaware Group Limited-Term Government Funds, Inc.-Limited-Term Government Fund, (formerly known as Delaware Group Treasury Reserves, Inc.-Treasury Reserves Intermediate Series)(the "Fund"), a series of Delaware Group Limited-Term Government Funds, Inc., (the "Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation. The Fund offers four classes of shares. The investment objective of the Fund is to seek a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 p.m. on the valuation date. Securities not traded or listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement and decline in the value of the collateral, realization of the collateral may be subject to legal proceedings and may be delayed or limited.

CLASS ACCOUNTING - Expenses directly attributable to a class are charged to that class. Investment income and common expenses are allocated to the four classes of the Fund on the basis of daily net assets of each class.

OTHER - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets for the year ended December 31, 1996.

2. INVESTMENT MANAGEMENT FEE AND DISTRIBUTION AGREEMENTS
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at 0.50% of the average daily net assets of the Fund, less fees paid to the independent directors. At December 31, 1996, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $8,681.

Pursuant to the Distribution Agreement, the Fund may pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distribution expenses are paid by the Institutional Class. For the year ended December 31 1996, the Fund expensed $963,185 for distribution expenses. For the year ended December 31, 1996, DDLP received $96,380 for commissions earned on sales of Limited-Term Government Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. For the year ended December 31, 1996, the Fund expensed $1,157,989 for dividend disbursing and transfer agent services and $80,218 for accounting services. At December 31, 1996, the Fund had a liability for such fees and other expenses payable to DSC for $18,591.

Certain officers of the DMC are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

                               1996 annual report
                                                                              11

-------------------------------------------------------------------------------

3 INVESTMENTS

During the Year ended December 31, 1996, the Fund made purchases of $135,565,311 and sales of $233,136,467 of investment securities other than U.S. Government securities and temporary cash investments.

At December 31, 1996, unrealized appreciation for federal income tax purposes aggregated $3,810,602 of which $5,777,445 related to unrealized appreciation of securities and $1,966,843 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $135,817,569 at December 31, 1996 which may be carried forward and applied against future capital gains. The capital loss carryforwards expire as follows:
1997 - $574,266, 1998 - $707,105, 2001 - $2,978,605, 2002 - $85,079,081, 2003 -
$29,779,768 and 2004 - $16,698,744. At December 31, 1996, the Fund reclassified
$859,564 from accumulated net undistributed realized loss from security transactions to common stock due to the expirati on of a capital loss carryforward.

The Fund engaged in trading financial futures contracts during the year ended December 31, 1996. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. The unrealized appreciation or depreciation is reflected in receivables and other assets net of liabilities in the Statement of Net Assets. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not engage in such transactions to the extent that obligations relating to such transactions exceed 20% of the Fund's assets. The Fund's financial futures contracts open at December 31, 1996, are as follows:

                                              Expiration         Unrealized
  Type        Contracts         Position         Month          Appreciation
--------     -----------       ----------     ----------        ------------
20 Year          500             Short        March 1997         1,039,063
U.S. Treasury Notes

The market value of investments (U.S. Treasury Notes 8.125% 12/15/98) pledged to cover margin requirements for open positions at December 31, 1996, was $3,077,490.

4 CAPITAL STOCK

Transactions in capital stock shares were as follows:

                                                        YEAR ENDED   YEAR ENDED
                                                         12/31/96     12/31/95
Shares sold:
  Limited-Term Government Fund A Class ............     4,092,791     7,879,835
  Limited-Term Government Fund B Class ............       405,801       861,864
  Limited-Term Government Fund C Class ............       381,776         3,670
  Limited-Term Government Fund
    Institutional Class ...........................     1,295,392     1,090,957
Shares issued upon reinvestment of dividends
  from net investment income:
  Limited-Term Government Fund A Class ............     2,760,703     4,098,270
  Limited-Term Government Fund B Class ............        55,428        46,761
  Limited-Term Government Fund C Class ............         8,688            18
  Limited-Term Government Fund
    Institutional Class. . . . . ..................       260,271       319,328
                                                       ----------    ----------
                                                        9,260,850    14,300,703
                                                       ----------    ----------
Shares repurchased:
  Limited-Term Government Fund A Class ............    26,098,996    27,536,002
  Limited-Term Government Fund B Class ............       344,506       246,005
  Limited-Term Government Fund C Class ............        41,739            72
  Limited-Term Government Fund
    Institutional Class ...........................     2,235,622     1,410,138
                                                       ----------    ----------
                                                       28,720,863    29,192,217
                                                       ----------    ----------
  Net decrease ....................................   (19,460,013)  (14,891,514)
                                                       ==========    ==========
5. CONCENTRATION OF CREDIT RISK
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.


                               1996 annual report
12

--------------------------------------------------------------------------------
6. FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                               LIMITED-TERM GOVERNMENT FUND A CLASS(1)
                                                                   ---------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                     1996         1995          1994          1993         1992
Net asset value, beginning of period ............................  $9.050        $8.990        $9.840       $10.000      $10.190

Income from investment operations:
        Net investment income ...................................   0.600         0.699         0.667         0.681        0.740
        Net realized gain (loss) from security transactions .....  (0.280)        0.060        (0.850)       (0.160)      (0.190)
                                                                  -------       -------       -------       -------      -------
        Total from investment operations ........................   0.320         0.759        (0.183)        0.521        0.550

Less distributions:
        Dividends from net investment income ....................  (0.600)       (0.699)       (0.667)       (0.681)      (0.740)
                                                                  -------       -------       -------       -------      -------
        Total distributions .....................................  (0.600)       (0.699)       (0.667)       (0.681)      (0.740)
Net asset value, end of period ..................................  $8.770        $9.050        $8.990        $9.840      $10.000
                                                                  =======       =======       =======       =======      =======
    Total return(2) .............................................   3.69%         8.71%        (1.88%)        5.31%        5.62%

Ratios/supplemental data:
        Net assets, end of period (000 omitted) .................$464,649      $653,451      $789,525    $1,126,031     $861,829
        Ratio of expenses to average net assets .................   0.93%         0.96%         0.91%         0.88%        0.87%(3)
        Ratio of net investment income to average net assets ....   6.80%         7.71%         7.10%         6.77%        7.03%(4)
        Portfolio turnover ......................................     83%           73%          148%          171%          77%

------
(1) Formerly known as Treasury Reserves Intermediate Fund A Class.
(2) Does not include maximum sales charge of 3.00% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
(3) Ratio of expenses to average net assets prior to expense limitation was 0.90% for 1992.
(4) Ratio of net investment income to average net assets prior to expense limitation was 7.01% for 1992.

                               1996 annual report

--------------------------------------------------------------------------------
6.Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                   LIMITED-TERM                   LIMITED-TERM
                                                                                    GOVERNMENT                     GOVERNMENT
                                                                                  FUND B CLASS(1)                 FUND C CLASS
                                                                        ------------------------------------------------------------
                                                                                                   Period                  Period
                                                                           Year        Year       5/2/94(2)     Year     11/28/95(3)
                                                                          Ended       Ended          to         Ended        to
                                                                           1996        1995       12/31/94       1996      12/31/95
Net asset value, beginning of period                                      $9.050      $8.990       $9.430       $9.050      $9.010

Income from investment operations:
  Net investment income .................................................  0.524       0.622        0.399        0.524       0.051
  Net realized and unrealized gain (loss) from security transactions .... (0.280)      0.060       (0.440)      (0.280)      0.040
                                                                          ------      ------       ------       ------      ------

  Total from investment operations ......................................  0.244       0.682        (0.041)      0.244       0.091

Less distributions:
  Dividends from net investment income .................................. (0.524)     (0.622)      (0.399)      (0.524)     (0.051)
                                                                          ------      ------       ------       ------      ------
  Total distributions ................................................... (0.524)     (0.622)      (0.399)      (0.524)     (0.051)
Net asset value, end of period .......................................... $8.770      $9.050       $8.990       $8.770      $9.050
                                                                          ======      ======       ======       ======      ======
Total return(4) .........................................................  2.81%       7.80%       (0.44%)       2.81%           3

Ratios/supplemental data:(5)
  Net assets, end of period (000's omitted) ............................ $12,959     $12,313       $6,282       $3,090         $33
  Ratio of expenses to average net assets ..............................   1.78%       1.81%        1.76%        1.78%           3
  Ratio of net investment income to average net assets .................   5.91%       6.86%        6.25%        5.78%           3
  Portfolio turnover ...................................................     83%         73%         148%          83%           3

------
(1) Formerly known as Treasury Reserves Intermediate Fund B Class.
(2) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(3) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(4) Does not include any applicable contingent deferred sales charge which varies from 1%-2% for the Limited-Term Government Fund B Class and 1% for the Limited-Term Government Fund C Class, depending upon the holding period.
(5) Ratios have been annualized and total return has not been annualized.

                               1996 annual report
14

--------------------------------------------------------------------------------

6.Financial Highlights (Continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                    LIMITED-TERM GOVERNMENT FUND
                                                                                         INSTITUTIONAL CLASS*
                                                                    ---------------------------------------------------------------
                                                                                          Year Ended December 31,
                                                                           1996        1995       1994        1993       1992(1)
Net asset value, beginning of period ............................         $9.050      $8.990     $9.840      $10.000     $10.190

Income from investment operations:
  Net investment income .........................................          0.613       0.712      0.681        0.696       0.754
  Net realized and unrealized gain (loss) from security
     transactions ...............................................         (0.280)      0.060     (0.850)      (0.160)     (0.190)
                                                                         -------     -------    -------      -------     -------
  Total from investment operations ..............................          0.333       0.772     (0.169)       0.536       0.564

Less distributions:
  Dividends from net investment income ..........................         (0.613)     (0.712)    (0.681)      (0.696)     (0.754)
  Distributions from net realized gain from security transactions           none        none       none         none        none
                                                                         -------     -------    -------      -------     -------
  Total distributions ...........................................         (0.613)     (0.712)    (0.681)      (0.696)     (0.754)
Net asset value, end of period ..................................         $8.770      $9.050     $8.990       $9.840     $10.000
                                                                         =======     =======    =======      =======     =======

Total return ....................................................          3.84%       8.87%     (1.74%)       5.44%       5.77%

Ratios/supplemental data:
  Net assets, end of period (000's omitted) .....................        $30,349     $37,460    $37,328      $47,700     $52,403
  Ratio of expenses to average net assets .......................          0.78%       0.81%      0.76%        0.74%        0.75%(3)
  Ratio of net investment income to average net assets ..........          6.92%       7.86%      7.25%        6.91%        7.58%(4)
  Portfolio turnover ............................................            83%         73%       148%         171%          77%

------
* Shares of Investors I class were converted into shares of Investors II class, now referred to as Limited-Term Government Fund A Class, on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Investors I class.
(1) The per share data and ratios for Investors I class and the Limited-Term Government Institutional Class have been combined for 1992. For the five months ended May 31, 1992, the Investor I class operating expenses and net investment income per share were $0.031 and $0.325, respectively. For the seven months ended December 31, 1992, the Limited-Term Government Fund Institutional Class operating expenses and net investment income per share were $0.045 and $0.429, respectively. All net investment income was distributed to shareholders.
(2) Does not include any applicable contingent deferred sales charge which varies from 1%-2% for the Limited-Term Government Fund B Class and 1% for the Limited-Term Government Fund C Class, depending upon the holding period.
(3) Ratio of expenses to average net assets prior to expense limitation was 0.78% for 1992.
(4) Ratio of net investment income to average net assets prior to expense limitation was 7.54% for 1992.

                               1996 annual report

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. - LIMITED-TERM
  GOVERNMENT FUND

We have audited the accompanying statement of net assets of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund (the "Fund") as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by corresp ondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


                                                 Ernst & Young LLP

Philadelphia, Pennsylvania
February 18, 1997

                               1996 annual report
16

This annual report is for the information of Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Limited-Term Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of fut ure results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer Delaware Group of Funds Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and Chief Administrative
Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

(Photo of globes)

directors & officers

-------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(Photo of globes)

This report must be
preceded or accompanied
by a current Limited-Term
Government Fund
prospectus and the
Delaware Group Fund
Performance Update for the
most recently completed
calendar quarter. For a
prospectus of any other
Delaware Group fund,
contact your financial
adviser or Delaware Group.

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.


DELAWARE
GROUP
---------------------
Philadelphia o London

Printed in the USA on
recycled paper

LTD-AR1296[12/96]TKO2/97
S-169